                         ANNUAL REPORT / OCTOBER 31 1999

                               AIM WEINGARTEN FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                                 THE VIOLIN BOX

                     BY SUZANNE VALADON (1865-1938, FRENCH)

           IN THE ART OF INVESTING, SUCCESS DOES NOT ALWAYS COME IN AN

       INSTANT--IT IS USUALLY ACHIEVED OVER TIME. VALADON'S UNFORGETTABLE

           OILS MAKE THIS POINT, OFTEN TAKING 13 YEARS OF DEDICATION

           AND DILIGENCE TO COMPLETE. HER RICHLY COLORED "VIOLIN BOX"

              REMINDS US THAT ALL GOOD THINGS ARE WORTH THE WAIT.

                     -------------------------------------

AIM Weingarten Fund is for shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o Had fees and expenses not been waived during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's average annual total returns, including sales charges, for periods ended 9/30/99 (the most recent calendar quarter-end) are as follows. For Class A shares, one year, 32.12%; five years, 22.05%; 10 years, 15.51%. For Class B shares, one year, 33.64%; inception (6/26/95), 21.33%. For Class C shares, one year, 37.67%; inception (8/4/97), 18.36%.
o During the fiscal year ended 10/31/99, the fund paid distributions of $1.4718 per share for Class A shares and $1.4576 per share for Class B and Class C shares.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds charted by Lipper Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 1000 Index is generally considered representative of large-capitalization stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                               AIM WEINGARTEN FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on October 31, 1998, saw a market dominated by
     THE FUND       large-capitalization stocks and high-quality bonds,
   APPEARS HERE]    especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.

    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                  INVESTED IN A DIVERSIFIED PORTFOLIO REMAINS

                     A COMPELLING STRATEGY AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                     -------------------------------------

                               AIM WEINGARTEN FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND BEATS INDEX, BOOSTED BY
TECHNOLOGY HOLDINGS

HOW DID THE FUND PERFORM?
Benefiting from the technology sector's continued strength, AIM Weingarten Fund posted impressive gains for the fiscal year ended October 31, 1999. Total return for the fund's Class A shares was 38.67%. Performance by the fund's Class B and C shares was equally robust. The fund's Class B shares returned 37.64% and Class C shares gained 37.61%. These returns are computed at net asset value, that is, without the effect of sales charges. Fund performance handily outpaced the Russell 1000 Index, which returned 25.58% for the same period. Long-term performance for AIM Weingarten Fund remains excellent, as shown on the following pages.
    The fund's net assets under management soared to $9.60 billion at the end of the fiscal year.

WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?
Investor concern over interest rates caused the financial markets to be very volatile in 1999. In June and August, the Federal Reserve Board (the Fed) raised interest rates in two quarter-point moves. Investors were unsure what Fed policymakers would do at their October meeting, and the uncertainty roiled the markets. The Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it may be inclined to raise rates in the near future.
    During the summer, the equity market experienced a temporary broadening into value, cyclical and smaller-cap stocks, but returned to its narrow, large-cap growth focus in the fall. Most market trends of the last few years continued during the third quarter. The largest stocks in the S&P 500 dominated that index's return while the remainders produced lackluster results. In fact, despite advances by the main market indexes, most stocks under-performed during this time.
    In one of the biggest shake-ups of its 103-year history, the Dow Jones Industrial Average revised its membership in October to include Microsoft, Intel, SBC Communications and Home Depot. The move signaled the markets' transition to the "new economy," dominated by technology, telecommunications and warehouse retailers. As of October 31, 1999 the fund had holdings in Microsoft, Intel and Home Depot.

WHAT CONTRIBUTED TO THE FUND'S STRONG GAINS?
The fund's sterling performance can be credited to our exposure to the technology sector, the only S&P 500 industry group to post a positive return during the third quarter, when most sectors of the equity market retreated. The proliferation of the Internet drove demand throughout the sector and especially in companies that are building the Internet's infra-structure. Fund holdings Cisco Systems, a networking company, and Sun Microsystems, which makes servers, are integral parts of the structure of the Internet. These companies are seeing great acceleration in their revenues and earnings, and their success greatly contributed to the fund's excellent returns during the fiscal year. As of October 31, technology holdings accounted for approximately 50% of the fund's total net assets. Our continued emphasis on market leaders in this sector shows in the large number of technology companies in our top 10 holdings.

THE FUND'S LARGEST HOLDING IS MICROSOFT. HOW WILL THE RULING IN THE DEPARTMENT OF JUSTICE CASE AFFECT YOUR INVESTMENT?
After the close of the reporting period, a federal judge ruled that Microsoft is a

                      -------------------------------------

                         INVESTOR CONCERN OVER INTEREST

                       RATES CAUSED THE FINANCIAL MARKETS

                          TO BE VERY VOLATILE IN 1999.

                      -------------------------------------

GROWTH OF NET ASSETS

As of 10/31/99

================================================================================
10/31/98                 $6.90 Billion

10/31/99                 $9.60 Billion
================================================================================



AIM WEINGARTEN FUND
VS. BENCHMARK INDEX

One-year returns, excluding sales charges
As of 10/31/99

================================================================================

Class A Shares          38.67%

Class B Shares          37.64%

Class C Shares          37.61%

Russell 1000 Index      25.58%

================================================================================



          See important fund and index disclosures inside front cover.

                               AIM WEINGARTEN FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW




monopoly. As of this writing, neither a settlement nor an appeal has been announced, and it is unlikely that a final decision will be made until 2001. We believe that the company's growth prospects remain strong, especially with the upcoming introduction of two new software products: Office 2000 and Windows 2000. In the short term, the stock may be volatile, but this is a core growth company that should continue to be a part of our portfolio.

DID YOU MAKE ANY CHANGES TO THE FUND'S PORTFOLIO?
As earnings growth narrowed in 1999, we decided to cull the fund's holdings. The number of holdings decreased to 83 from more than 120 a year ago. In keeping with AIM's earnings-momentum investment strategy, we also sold stocks with negative earnings revisions. These sales generated realized capital gains in some cases but allowed us to concentrate on the highest growth stocks. We believe that the overall effect of focusing on the best-performing stocks has been positive and should improve fund performance over the long term.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Shortly after the end of the fiscal year, Fed policymakers increased short-term interest rates by a quarter of a percentage point, but shifted to a neutral bias, indicating that they may or may not raise rates again for the rest of the year. We believe that this move may improve investor confidence in the near future since it means that the Fed is serious about heading off inflationary pressures.
    The long-term outlook for the market remains positive. The United States is experiencing one of the longest expansion periods in its history. The U.S. economy remains strong, inflation is low and the country is enjoying a budget surplus. Given these reasons, we remain excited about AIM Weingarten Fund. We continue to find quality companies in the traditional growth sectors of technology, health care and consumer cyclicals. And although market sectors will always go in and out of favor, we believe that high-growth companies in the large- and mid-cap sectors will continue to fare well in the current strong business environment here and abroad.

AFTER THE CLOSE OF THE REPORTING PERIOD, FUND HOLDING TYCO INTERNATIONAL FELL VICTIM TO CONCERNS ABOUT ITS ACCOUNTING METHODS. WHAT HAS BEEN YOUR RESPONSE?
In recent months, concerns have arisen over Tyco's accounting methods. While no wrongdoing has been proven, Tyco and its stock price remain under scrutiny. Most recently, the Securities and Exchange Commission launched an informal investigation of the company, which Tyco voluntarily made public. While we have no reason to believe that accounting irregularities exist, we do recognize that this issue may take time to be resolved. As a result, we elected to reduce our exposure by selling some of our position in the stock after the close of the reporting period. While the outcome of this situation is difficult to predict, we remain confident in the company and its management team. They have proven to be significant creators of value for shareholders over the years, and we expect they will continue this record of success despite current issues.

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

===============================================================================================
TOP 10 HOLDINGS                           TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------
  1. Microsoft Corp.             4.58%      1. Computers (Software & Services)           13.02%
  2. Johnson & Johnson           3.04       2. Communications Equipment                   9.33
  3. Warner-Lambert Co.          2.91       3. Health Care (Diversified)                  7.95
  4. Comcast Corp.-Class A       2.88       4. Broadcasting (Television, Radio & Cable)   7.88
  5. America Online, Inc.        2.70       5. Computers (Hardware)                       6.54
  6. Home Depot, Inc. (The)      2.58       6. Electronics (Semiconductors)               5.88
  7. Tyco International Ltd.     2.50       7. Financial (Diversified)                    4.96
  8. Gateway, Inc.               2.48       8. Electrical Equipment                       4.42
  9. Outdoor Systems, Inc.       2.43       9. Retail (Building Supplies)                 4.10
 10. Cisco Systems, Inc.         2.22      10. Retail (General Merchandise)               3.01

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===============================================================================================


          See important fund and index disclosures inside front cover.

                               AIM WEINGARTEN FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM WEINGARTEN FUND VS. BENCHMARK INDEXES

10/31/79-10/31/99


in thousands
================================================================================
                             Class A         Russell         S&P
                             Shares          1000            500

                10/79          9,450          10,000         10,000
                10/81         17,700          13,286         13,351
                10/83         28,408          19,769         19,616
                10/85         32,745          25,093         24,730
                10/87         49,177          35,561         33,854
                10/89         74,959          51,563         49,315
                10/91        104,224          63,649         60,987
                10/93        118,234          80,416         78,190
                10/95        157,275         105,578        102,379
                10/97        229,014         173,053        165,914
                10/99        356,217         265,278        249,391

Past performance cannot guarantee comparable future results.
                                                            Source: Lipper, Inc.
================================================================================

ABOUT THIS CHART
The chart compares your fund's Class A shares to benchmark indexes. Use of these indexes is intended to give you a general idea of your fund's relative performance from 10/31/79 to 10/31/99. It is important to understand differences between your fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the Russell 1000 or the S&P 500 is not managed, incurring no sale charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Since the last reporting period, AIM Weingarten Fund has elected to use the Russell 1000 as its benchmark instead of the S&P 500. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the S&P 500, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES

10 years                      16.22%

5 years                       22.40

1 year                        31.07
--------------------------------------------------------------------------------
CLASS B SHARES

Inception  (6/26/95)          22.10%

1 year                        32.64
--------------------------------------------------------------------------------
CLASS C SHARES

Inception (8/4/97)            19.90%

1 year                        36.61
================================================================================

Fund performance shown in the chart includes sales charges, expenses and management fees. Class A share performance reflects deduction of the maximum sales charge. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                               AIM WEINGARTEN FUND

                               AIM WEINGARTEN FUND

                                      30TH

                                  ANNIVERSARY



IN JUNE, AIM WEINGARTEN FUND CELEBRATED ITS 30TH ANNIVERSARY. FOR MORE THAN A QUARTER OF A CENTURY, THE FUND HAS MANAGED SHAREHOLDERS' MONEY WITH THE SAME DISCIPLINED INVESTMENT STRATEGY. IN THE NEXT FEW PAGES, WE'LL LOOK BACK ON THE FUND'S 30-YEAR HISTORY AND INTRODUCE YOU TO THE TRAINOR FAMILY, WHO ARE USING AIM WEINGARTEN FUND TO PURSUE THEIR GOALS OF A COMFORTABLE RETIREMENT AND OF PROVIDING FOR THEIR CHILDREN'S COLLEGE FUNDS.

A LOOK BACK ON 30 YEARS OF
AIM WEINGARTEN FUND




                                     [PHOTO]

AIM Weingarten Fund has had just two senior portfolio mangers over its long history: Jon Schoolar (left) and Harry Hutzler.


Over its 30-year history, AIM Weingarten Fund has weathered recessions, wars, political upheaval and stock market crashes. The fund has met each challenge with the same resilience that has been its trademark for more than a quarter of a century.
    The fund began its journey on June 17, 1969 as Weingarten Equity Fund, with about $2.5 million in assets and 1,000 shareholders. Harry Hutzler, a partner and economist at Weingarten & Company in New York, came up with the idea of managing a mutual fund based on a relative earnings growth model.
    "The objective right from the start was to build a portfolio of companies whose earnings were growing far more rapidly than the economy as a whole," he said. "So I was always very much growth-oriented. I preferred stocks with superior relative strength."
    A student of statistical probability, Hutzler developed an earnings-momentum philosophy, which dictated that a manager would buy stocks at the first sign of better-than-expected earnings and conversely sell quickly when earnings fell below expectations. Hutzler realized early on that timely sell decisions were critical to the overall success of a portfolio.
    Shortly after Hutzler began managing the fund, Weingarten Equity Fund faced its first hurdle. Recalling the 1973-1974 bear market, Hutzler said, "That was a very frustrating period. I thought that it would never end."
    But the fund weathered that market downturn as it would many others by adhering to its disciplined investment style. By 1974, the fund's performance started to pick up, and it quickly became one of the top performers in the country.
    When AIM bought the fund in 1986, Weingarten Equity Fund had one of the mutual fund industry's best 10-year performance records with an average annual total return of 24.6%. Net assets had grown to about $225 million. Hutzler remained with AIM as the fund's senior portfolio manager and mentored AIM's younger managers until he retired in 1993.
    A little more than a year after the fund took on its new name, AIM Weingarten Fund met with another major challenge--Black Monday 1987.
    "It was a day like no other," said Jon Schoolar, who had joined the management team in 1987. "It was an unbelievable day to be in the market."
    Schoolar had been in New York studying under Hutzler's tutelage when the Dow Jones Industrial Average plunged 508.32 points, losing 22.6% of its total value. That fall far surpassed the one-day loss of 12.9% that triggered the great stock market crash of 1929 and foreshadowed the Great Depression. It was decided then that Schoolar could better serve the fund from the trading operations in Houston. So he took the red-eye flight back to Texas and worked through the night on the fund's trading strategies for the next day.
    "All that night I worked on what we were going to have to sell because we thought that it would be a disaster and that shareholders would panic and redeem half the fund's assets," he said. "I got to the office very early the next morning ready to do battle. And a funny thing happened."
    Only 3% of the fund's total net assets had been redeemed. To Schoolar this illustrated two important points. One is public shareholders are a lot more sophisticated than most business magazine commentators give them credit for. The fund's shareholders had understood that the best thing to do was to sit tight. And the second thing is it speaks volumes for the advantage of having a good financial advisor.
    "In a bull market, people can trade their own accounts and may get rich online," he said. "But in a bear market, those same people would redeem at the




                               AIM WEINGARTEN FUND

THREE DECADES OF AIM WEINGARTEN FUND
In the past 30 years Hutzler's earnings-growth model has moved AIM Weingarten Fund in three great shifts, each lasting roughly a decade. By owning the best growth companies, the fund's portfolio has reflected the changing landscape of the U.S. economy. In the 1970s, with the oil crisis raging, the fund had a heavy slant toward natural resources and basic materials stocks. When Ronald Reagan became president in the 1980s and cut taxes, consumer stocks and retailers reigned. In the 1990s, technology and health care companies have been at the cutting edge of earnings growth.

====================================================================================================================================
TOP 10 HOLDINGS                     TOP 10 HOLDINGS                                   TOP 10 HOLDINGS
as of 12/31/75                      as of 12/31/85                                    as of 10/31/95*
------------------------------------------------------------------------------------------------------------------------------------
   1. Houston Natural Gas              1. International Business Machines Corp.          1. Applied Materials, Inc.
   2. The Pittston Company             2. Wal-Mart Stores Inc.                           2. Philip Morris Companies, Inc.
   3. Dillon Companies                 3. Walt Disney Productions                        3. Micron Technology Inc.
   4. Bristol-Myers Co.                4. Philip Morris, Inc.                            4. Texas Instruments Inc.
   5. Lucky Stores, Inc.               5. Subaru of America, Inc.                        5. Cisco Systems, Inc.
   6. Philip Morris, Inc.              6. Marriott Corp.                                 6. Computer Associates International, Inc.
   7. Pittway Corp.                    7. Zayre Corp.                                    7. LAM Research Corp.
   8. Rite Aid Corp.                   8. Prime Motor Inns, Inc.                         8. Schering-Plough Corp.
   9. Masco Corp.                      9. V.F. Corp.                                     9. Teradyne Inc.
  10. Halliburton Co.                 10. Automatic Data Processing Inc.                10. Varian Associates, Inc.

      Total Net Assets                    Total Net Assets                                  Total Net Assets
      $7,968,582                          $168,491,716                                      $4,661,298,749

* The fund changed its fiscal year-end from December 31 to October 31 in 1988.
====================================================================================================================================



slightest market shift. If you have a financial advisor to explain that this may be part of the game plan, then you'll have a better chance of withstanding the market declines."
    "A lot of things have changed since I got into this business," said Schoolar, who became the fund's senior portfolio manager in 1993. "The world moves so much faster now. Information travels at light speed. But as much as everything has changed, the way you win the game is the same."
    AIM Weingarten Fund continues to look for and own top-quality companies with superior products and strong business models. It has remained fully invested and maintained its focus on individual stocks rather than on the broader market. The fund's management team still spends the bulk of its time thinking about what to sell and what to buy to ensure that each stock meets with the fund's overall growth objective.
    When speaking about the fund's future, Schoolar remains confident. He uses the following analogy to illustrate the advantage of owning the best U.S. companies through AIM Weingarten Fund.
    "As you're driving to work in the morning, look on the highway beside you," he said. "If you own AIM Weingarten Fund, all those people are going to work for you. You have bought shares in hundreds of good-quality companies where people just like you are getting up, heading off to the office and trying to make just as much money and as much profit as they possibly can."
    Over the past 30 years, those millions of people who go to work every day have made the world a better place--and consequently have made a profit for the shareholders of AIM Weingarten Fund.
    "Looking back, there were so many reasons not to invest in 1969," he added. "But if you had, 30 years later $10,000 would be worth close to $1 million. And for 35-year-old working people in 1969, we may have helped them to realize their financial goals."


                               AIM WEINGARTEN FUND

BUILDING A FUTURE WITH AIM WEINGARTEN FUND


                                     [PHOTO]

The Trainor family: Mitch, Bernetta, Sarah, Alex and Hellen.


Mitch and Bernetta Trainor appreciate the fact that professional money managers handle their financial investments. It leaves the couple more time to focus on the things that are important to them, like raising their three children and deciding how to celebrate their 19th wedding anniversary.
    Mitch, 44, and Bernetta met at Morehead State University in Kentucky. He was an education major, and she was studying social work. After college the couple moved to Bernetta's hometown of Louisville to start a family.
    "We wanted to finish school and have everything in place before we started a family," said Bernetta, 40. "But it didn't happen that way."
    Their first son, Derek, was born premature and lived only one day. Bernetta was diagnosed as high-risk and could not have other children. The couple decided to pursue adoption after Bernetta saw a family on television talking about their experiences with international children.
    "We just wanted to be a mom and dad, and we didn't care if we didn't all look alike," said Mitch.
    The Trainors applied to Holt International, an agency that specializes in international adoptions, in September 1985. Eight months later, their four-month-old daughter, Sarah, arrived from Korea.
    "The day she arrived was unbelievable," said Mitch. "If you know the feeling of having your own child, this wasn't any different."
    After the success of their first adoption, the Trainors applied again, and this time four-month-old Alex came from Korea.
    The Trainors have always had a deep commitment to helping others. Bernetta is an adoption worker. And Mitch, an orthotist, designs orthopedic devices for people who have become disabled or who were born with physical disabilities. He also uses his medical knowledge to help children in impoverished countries. Since 1986, Mitch has worked with a non-profit organization, called Children of the Americas, to provide medical supplies and treatment to indigent children in Latin America.
    It was on one of his trips delivering medical supplies to Guatemala that Mitch met their youngest daughter, Hellen.
    "I just fell in love with her," he said. The Trainors adopted Hellen soon afterward.
    As his family became complete, Mitch started to think seriously about his long-term financial plans. When he decided to rollover his 401(k) plan into a SEP-IRA, Mitch turned to Rita Cron, a financial advisor with First Union Securities.
    "When I had my 401(k), I wasn't really involved with the


                      -------------------------------------

                         AS HIS FAMILY BECAME COMPLETE,

                        MITCH STARTED TO THINK SERIOUSLY

                      ABOUT HIS LONG-TERM FINANCIAL PLANS.

                      -------------------------------------


                               AIM WEINGARTEN FUND

                                     [PHOTO]

                     -------------------------------------

                        Mitch Trainor and his financial

                              advisor, Rita Cron.

                     -------------------------------------

planning," said Mitch. "With Rita, it's been completely different."
    Rita helped Mitch understand the time horizon associated with his retirement goals. Since he has known some of his patients for almost 20 years and sometimes works with children just a few days old, Mitch was comfortable with the idea of long-term commitment and patience.
    "I know I'm in it for the long haul," he said. "I want a good nest egg for retirement, and so far it's looking good."
    Rita recommended AIM Weingarten Fund to Mitch because she was impressed with the fund's consistent record.
    "Weingarten has steadily beaten the S&P 500 throughout its long history," she said. "It was a good fit for Mitch."
    Like many parents, the Trainors want to help their children fulfill their dreams. At 14, Sarah already knows that she wants to be a criminal lawyer. Alex, 11, has his sights on engineering or becoming a juggler with the Renaissance fair. And little Hellen, 7, thinks about becoming a gymnastics teacher. With three kids moving in three different directions, Mitch has also started to think about college funds.
    "When Rita told me that Weingarten was up over 40%, I just couldn't believe it," he said about one of their recent conversations on the fund's one-year performance as of August 31, 1999. The fund's strong growth potential may be a good fit for his children's future as well.
    When the Trainors are not working or dropping off and picking up their children from lessons and practices, they like to relax at the beach. The family has spent the last few summers at Myrtle Beach and in Florida.
    Like many couples with children, it's sometimes a challenge for Mitch and Bernetta to find time for themselves. The couple will celebrate their 19th wedding anniversary in 2000, and Mitch plans to take his wife to the Bahamas.
    "It's been 14 years since we've spent more than one night alone together," said Mitch.
    "We're very excited," Bernetta added.
    Although the Trainors look forward to retirement, they also realize the importance of balancing long-term goals with their needs today. "You just can't put off everything you want to do until retirement," Bernetta said.
    Her husband agrees. "I don't know where we'll be in 20 years, but I hope we'll be doing as well as we are now."


                                     [PHOTO]

                     -------------------------------------
                        Mitch Trainor carefully adjusts

                           an orthopedic brace on one

                            of his little patients.

                     -------------------------------------

                     -------------------------------------

                          FINANCIAL ADVISOR RITA CRON

                       RECOMMENDED AIM WEINGARTEN FUND TO

                         MITCH BECAUSE SHE WAS IMPRESSED

                       WITH THE FUND'S CONSISTENT RECORD.

                      -------------------------------------

This is not a paid testimonial. It may not represent the experience of other AIM Weingarten Fund shareholders and may not indicate future performance.

THE AIM WEINGARTEN FUND GROWTH STORY...

GROWTH OF $10,000 INVESTMENT: JUNE 17, 1969--OCTOBER 31, 1999


=====================================================================================================
12/31/69       10494        10062        9416
12/31/70       8293         8947         8231         Cambodia Invaded, Vietnam War Spreads
12/31/71       10426        10455        11485        90-Day Freeze on Wages and Prices
12/31/72       12908        12748        14252        New York City Near Bankruptcy
12/31/73       11877        12749        12908        Arab Oil Embargo--Prices Quadruple from
                                                       Approximately $3 to $12 Per Barrel
12/31/74       7597         9079         8112         Steepest Market Decline in 40 Years; S&P 500
                                                       Down 26%
12/31/75       9311         11438        10273        United States Suffers Economic Recession
12/31/76       10681        13743        10505        Trade Deficit Reaches Record $5 Billion
12/31/77       10325        12913        12925        S&P Declines 7%
12/31/78       11598        13733        15586        OPEC Raises Prices 14%
12/31/79       14305        15855        21777        Annual Inflation Rate Hits 13%
12/31/80       20539        20945        40440        Prime Interest Rate Reaches 20%
12/31/81       20709        21065        40783        Assassination Attempt on President Reagan
12/31/82       23894        24496        46289        Unemployment Reaches 10.8%
=====================================================================================================

====================================================================================================================================
Income Dividends Reinvested        0     38     58       0      0      0      0      54      0      98    208     166    237     247
Capital Gains Reinvested           0     57      0       0  1,344      0      0       0      0       0      0   3,482  5,379   5,058
Total Distributions Reinvested     0     96     58       0  1,344      0      0      54      0      98    208   3,648  5,617   5,305
Total Account Value            9,425  8,251 11,495  14,262 12,919  8,123 10,283  10,505 12,936  15,608 21,799  40,440 40,812  46,323
====================================================================================================================================


MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                               AIM WEINGARTEN FUND

                  ...CONSISTENT APPRECIATION OVER THE LONG TERM

[PHOTO]
          [PHOTO]

                                     [CHART]

=====================================================================================================
12/31/83       30474        31341        65460        Terrorist Bomb Kills 241 U.S. Marines in Beirut
12/31/84       29782        33337        63077        Federal Deficit Tops Record $185 Billion
12/31/85       35260        39782        75451        U.S. Dollar Reaches Lowest Level in Five Years
12/31/86       45589        52984        107196       Tax Reform Act Cuts IRA Deduction
12/31/87       45974        56374        113321       Stock Market Crashes--Dow Down 25% in Five Weeks
12/31/88       52983        64693        127826       Savings and Loan Insolvencies Mount
12/31/89       66365        81744        172731       Junk Bond Market Collapses
12/31/90       57851        75629        165769       Iraq Invades Kuwait
12/31/91       81830        100902       240174       Recession Persists
12/31/92       88217        110940       256626       Unemployment Reaches 10-Year High
12/31/93       104963       127480       272462       Economic Growth Remains Sluggish
12/31/94       107108       132397       282717       Fed Raises Federal Funds Interest Rate Six Times
12/31/95       132790       167362       362445       Mexican Peso Devalued
12/31/96       155352       207664       416121       Weakened Markets in Europe and Japan Limit
                                                       U.S. Exports
12/31/97       199431       274322       527771       Asian Market Tumbles
12/31/98       227109       334707       592904       Stock Market Sees Record Volatility
12/31/99       293703       420601       822199
=====================================================================================================

AIM Weingarten Fund Class A Shares       $822,199
S&P 500                                  $420,602
Lipper Growth Funds Index                $293,703

                    Past performance cannot guarantee comparable future results.

====================================================================================================================================
     0    136    461     788     957     126   1,558     897   1,338   1,029   1,346   1,701   1,079       0   1,237       0     388
     0 14,531      0   4,777  24,440   9,739       0   8,917   3,122   1,333       0   5,080  28,208  48,243  46,064  79,186  39,789
     0 14,668    461   5,565  25,397   9,865   1,558   9,814   4,460   2,362   1,346   6,781  29,287  48,243  47,301  79,186  40,177
65,494 63,123 75,498 107,245 113,321 127,826 172,731 165,769 240,174 256,627 272,462 282,717 362,446 416,122 527,771 592,904 822,199
====================================================================================================================================



Source: Lipper, Inc. and Copyright(C) 1993-1999 Wiesenberger--Registered Trademark--, a Thomson financial company. Fund performance shown in the chart includes expenses and management fees. Class A share performance reflects deduction of the maximum sales charge. For fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.


                               AIM WEINGARTEN FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS & OTHER
EQUITY INTERESTS-94.51%

BIOTECHNOLOGY-0.32%

Amgen, Inc.(a)                         386,300   $   30,807,425
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-7.88%

AT&T Corp. - Liberty Media
  Group-Class A(a)                   3,300,000      130,968,750
---------------------------------------------------------------
Cablevision Systems Corp.-Class
  A(a)                                 579,700       39,165,981
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            2,000,000      160,750,000
---------------------------------------------------------------
Comcast Corp.-Class A                6,554,600      276,112,525
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                               2,330,900      105,910,269
---------------------------------------------------------------
Infinity Broadcasting Corp.-Class
  A(a)                               1,274,500       44,049,906
---------------------------------------------------------------
                                                    756,957,431
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-9.33%

General Instrument Corp.(a)          2,822,200      151,869,637
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  250,000       41,718,750
---------------------------------------------------------------
Lucent Technologies Inc.             2,500,000      160,625,000
---------------------------------------------------------------
Motorola, Inc.                       1,100,000      107,181,250
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,000,000      115,562,500
---------------------------------------------------------------
Nortel Networks Corp. (Canada)       3,250,000      201,296,875
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      247,700       55,175,175
---------------------------------------------------------------
Tellabs, Inc.(a)                       988,000       62,491,000
---------------------------------------------------------------
                                                    895,920,187
---------------------------------------------------------------

COMPUTERS (HARDWARE)-6.54%

Apple Computer, Inc.(a)              1,000,000       80,125,000
---------------------------------------------------------------
Gateway, Inc.(a)                     3,600,000      237,825,000
---------------------------------------------------------------
International Business Machines
  Corp.                              1,000,000       98,375,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)(b)         2,000,000      211,625,000
---------------------------------------------------------------
                                                    627,950,000
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.22%

Cisco Systems, Inc.(a)(b)            2,879,800      213,105,200
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.66%

EMC Corp.(a)(b)                        900,000       65,700,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                    1,204,400       94,018,475
---------------------------------------------------------------
                                                    159,718,475
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-13.02%

America Online, Inc.(a)(b)           2,000,000      259,375,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  634,800       40,746,225
---------------------------------------------------------------
Citrix Systems, Inc.(a)              1,581,700      101,426,512
---------------------------------------------------------------
Compuware Corp.(a)(b)                  421,400       11,720,187
---------------------------------------------------------------
Intuit, Inc.(a)                      1,198,200       34,897,575
---------------------------------------------------------------
Microsoft Corp.(a)                   4,750,000      439,671,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Oracle Corp.(a)                        248,600   $   11,824,037
---------------------------------------------------------------
Rational Software Corp.(a)             528,600       22,597,650
---------------------------------------------------------------
Unisys Corp.(a)                      2,977,600       72,206,800
---------------------------------------------------------------
VERITAS Software Corp.(a)(b)         1,250,000      134,843,750
---------------------------------------------------------------
Yahoo! Inc.(a)(b)                      675,000      120,867,188
---------------------------------------------------------------
                                                  1,250,176,799
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.42%

General Electric Co.                 1,000,000      135,562,500
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        506,000       52,592,375
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Netherlands)       948,520       97,294,320
---------------------------------------------------------------
Sanmina Corp.(a)(b)                  1,023,000       92,133,938
---------------------------------------------------------------
Symbol Technologies, Inc.            1,188,000       47,223,000
---------------------------------------------------------------
                                                    424,806,133
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.44%

Waters Corp.(a)                        800,000       42,500,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-5.88%

Analog Devices, Inc.(a)              1,300,000       69,062,500
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)       2,500,000       63,906,250
---------------------------------------------------------------
Intel Corp.(b)                         720,000       55,755,000
---------------------------------------------------------------
LSI Logic Corp.(a)                   1,250,000       66,484,375
---------------------------------------------------------------
Texas Instruments, Inc.              1,700,000      152,575,000
---------------------------------------------------------------
Xilinx, Inc.(a)                      2,000,000      157,250,000
---------------------------------------------------------------
                                                    565,033,125
---------------------------------------------------------------

ENTERTAINMENT-1.38%

Time Warner, Inc.                    1,900,000      132,406,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.96%

American Express Co.                   700,000      107,800,000
---------------------------------------------------------------
Fannie Mae                           2,263,900      160,170,925
---------------------------------------------------------------
Freddie Mac                          3,859,600      208,659,625
---------------------------------------------------------------
                                                    476,630,550
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-7.95%

Bristol-Myers Squibb Co.             2,500,000      192,031,250
---------------------------------------------------------------
Johnson & Johnson                    2,785,947      291,827,948
---------------------------------------------------------------
Warner-Lambert Co.                   3,500,000      279,343,750
---------------------------------------------------------------
                                                    763,202,948
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.73%

Pfizer, Inc.                         1,076,200       42,509,900
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-(CONTINUED)

Pharmacia & Upjohn, Inc.             1,500,000   $   80,906,250
---------------------------------------------------------------
Schering-Plough Corp.                2,795,700      138,387,150
---------------------------------------------------------------
                                                    261,803,300
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.44%

Bausch & Lomb, Inc.                    412,200       22,258,800
---------------------------------------------------------------
Guidant Corp.                        4,297,100      212,169,313
---------------------------------------------------------------
                                                    234,428,113
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.18%

American International Group,
  Inc.                               2,030,500      209,014,594
---------------------------------------------------------------

LODGING-HOTELS-2.05%

Carnival Corp.                       2,318,800      103,186,600
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.         1,762,300       93,512,044
---------------------------------------------------------------
                                                    196,698,644
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.50%

Tyco International Ltd.              6,000,000      239,625,000
---------------------------------------------------------------

NATURAL GAS-0.48%

Enron Corp.                          1,150,000       45,928,125
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-4.10%

Home Depot, Inc. (The)               3,275,000      247,262,500
---------------------------------------------------------------
Lowe's Companies, Inc.               2,660,000      146,300,000
---------------------------------------------------------------
                                                    393,562,500
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-2.51%

Best Buy Co., Inc.(a)                1,340,000       74,453,750
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                              1,700,000       72,568,750
---------------------------------------------------------------
Tandy Corp.                          1,500,000       94,406,250
---------------------------------------------------------------
                                                    241,428,750
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.15%

Dollar Tree Stores, Inc.(a)            324,600       14,140,388
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.42%

Kroger Co. (The)(a)                  1,950,000       40,584,375
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL MERCHANDISE)-3.01%

Costco Wholesale Corp.(a)              700,000   $   56,218,750
---------------------------------------------------------------
Dayton Hudson Corp.                  1,405,300       90,817,513
---------------------------------------------------------------
Wal-Mart Stores, Inc.                2,500,000      141,718,750
---------------------------------------------------------------
                                                    288,755,013
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.38%

Tiffany & Co.                          609,000       36,235,500
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.65%

Gap, Inc. (The)                        670,000       24,873,750
---------------------------------------------------------------
Intimate Brands, Inc.(c)               909,100       37,273,100
---------------------------------------------------------------
                                                     62,146,850
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-2.43%

Outdoor Systems, Inc.(a)             5,500,000      233,062,500
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.94%

Concord EFS, Inc.(a)                   323,700        8,760,131
---------------------------------------------------------------
First Data Corp.                     1,440,000       65,790,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        477,175       15,269,600
---------------------------------------------------------------
                                                     89,819,731
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.54%

Nextel Communications, Inc.-Class
  A(a)                               1,300,000      112,043,750
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      672,900       35,579,588
---------------------------------------------------------------
                                                    147,623,338
---------------------------------------------------------------
    Total Domestic Common Stocks
      & Other Equity Interests
      (Cost $5,900,438,167)                       9,074,071,244
---------------------------------------------------------------

MONEY MARKET FUNDS-6.05%

STIC Liquid Assets Portfolio(d)    290,412,117      290,412,117
---------------------------------------------------------------
STIC Prime Portfolio(d)            290,412,117      290,412,117
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $580,824,234)                           580,824,234
---------------------------------------------------------------
TOTAL INVESTMENTS-100.56%                         9,654,895,478
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.56%)                                    (54,205,007)
---------------------------------------------------------------
NET ASSETS-100.00%                               $9,600,690,471
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/99 represented 0.39% of the Fund's net assets.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999

ASSETS:

Investments, at market value (cost
  $6,481,262,401)                         $9,654,895,478
--------------------------------------------------------
Receivables for:
  Investments sold                           292,802,227
--------------------------------------------------------
  Capital stock sold                           9,059,459
--------------------------------------------------------
  Dividends and interest                       3,724,856
--------------------------------------------------------
Investment for deferred compensation
  plan                                           132,089
--------------------------------------------------------
Other assets                                     170,438
--------------------------------------------------------
    Total assets                           9,960,784,547
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                      200,543,565
--------------------------------------------------------
  Capital stock reacquired                    11,182,096
--------------------------------------------------------
  Deferred compensation                          132,089
--------------------------------------------------------
  Options written (premiums received
    $116,996,621)                            137,381,137
--------------------------------------------------------
Accrued advisory fees                          4,560,939
--------------------------------------------------------
Accrued administrative services fees              33,365
--------------------------------------------------------
Accrued directors' fees                            3,745
--------------------------------------------------------
Accrued distribution fees                      4,061,117
--------------------------------------------------------
Accrued transfer agent fees                    1,100,647
--------------------------------------------------------
Accrued operating expenses                     1,095,376
--------------------------------------------------------
    Total liabilities                        360,094,076
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $9,600,690,471
========================================================

NET ASSETS:

Class A                                   $8,089,739,193
========================================================
Class B                                   $1,291,455,555
========================================================
Class C                                   $  105,419,980
========================================================
Institutional Class                       $  114,075,743
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                285,748,483
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 47,327,507
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                  3,860,919
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,938,787
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        28.31
--------------------------------------------------------
  Offering price per share:
      (Net asset value of
         $28.31 / 94.50%)                 $        29.96
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        27.29
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        27.30
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        28.96
========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $491,673 foreign
  withholding tax)                          $   35,922,859
----------------------------------------------------------
Interest                                        20,631,177
----------------------------------------------------------
    Total investment income                     56,554,036
----------------------------------------------------------

EXPENSES:

Advisory fees                                   54,999,214
----------------------------------------------------------
Administrative services fees                       281,500
----------------------------------------------------------
Custodian fees                                     560,875
----------------------------------------------------------
Directors' fees                                     63,384
----------------------------------------------------------
Distribution fees-Class A                       22,561,363
----------------------------------------------------------
Distribution fees-Class B                       10,382,904
----------------------------------------------------------
Distribution fees-Class C                          593,913
----------------------------------------------------------
Transfer agent fees-Class A                      8,377,262
----------------------------------------------------------
Transfer agent fees-Class B                      2,106,122
----------------------------------------------------------
Transfer agent fees-Class C                        144,793
----------------------------------------------------------
Transfer agent fees-Institutional Class             11,831
----------------------------------------------------------
Other                                            2,155,285
----------------------------------------------------------
    Total expenses                             102,238,446
----------------------------------------------------------
Less: Fees waived by advisor                    (4,288,405)
----------------------------------------------------------
    Expenses paid indirectly                      (164,622)
----------------------------------------------------------
    Net expenses                                97,785,419
----------------------------------------------------------
Net investment income (loss)                   (41,231,383)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                      1,362,280,575
----------------------------------------------------------
  Foreign currencies                            (5,296,267)
----------------------------------------------------------
  Futures contracts                             10,089,965
----------------------------------------------------------
  Option contracts purchased                    (4,655,890)
----------------------------------------------------------
  Option contracts written                    (109,805,107)
----------------------------------------------------------
                                             1,252,613,276
----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                      1,465,393,764
----------------------------------------------------------
  Foreign currencies                                25,402
----------------------------------------------------------
  Futures contracts                             (6,756,866)
----------------------------------------------------------
  Option contracts purchased                    (3,182,585)
----------------------------------------------------------
  Option contracts written                     (27,511,086)
----------------------------------------------------------
                                             1,427,968,629
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                2,680,581,905
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $2,639,350,522
==========================================================

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (41,231,383)   $       89,216
-----------------------------------------------------------  ----------------   --------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                   1,252,613,276       514,276,104
-----------------------------------------------------------  ----------------   --------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                  1,427,968,629       255,708,695
-----------------------------------------------------------  ----------------   --------------
       Net increase in net assets resulting from operations    2,639,350,522       770,074,015
-----------------------------------------------------------  ----------------   --------------
Distributions to shareholders from net investment income:
  Class A                                                         (3,691,627)               --
-----------------------------------------------------------  ----------------   --------------
  Institutional Class                                               (343,112)               --
-----------------------------------------------------------  ----------------   --------------
Distribution in excess of net investment income:
  Class A                                                           (377,640)
-----------------------------------------------------------  ----------------   --------------
  Institutional Class                                                 (5,008)
-----------------------------------------------------------  ----------------   --------------
Distributions to shareholders from net realized gains:
  Class A                                                       (404,965,108)     (864,947,763)
-----------------------------------------------------------  ----------------   --------------
  Class B                                                        (49,731,739)      (76,736,323)
-----------------------------------------------------------  ----------------   --------------
  Class C                                                         (1,700,816)         (626,936)
-----------------------------------------------------------  ----------------   --------------
  Institutional Class                                             (4,837,664)       (9,231,714)
-----------------------------------------------------------  ----------------   --------------
Share transactions-net:
  Class A                                                         95,538,920       442,079,076
-----------------------------------------------------------  ----------------   --------------
  Class B                                                        347,953,526       240,674,117
-----------------------------------------------------------  ----------------   --------------
  Class C                                                         70,937,422        21,194,188
-----------------------------------------------------------  ----------------   --------------
  Institutional Class                                             16,644,022        12,302,794
-----------------------------------------------------------  ----------------   --------------
       Net increase in net assets                              2,704,771,698       534,781,454
-----------------------------------------------------------  ----------------   --------------

NET ASSETS:

  Beginning of period                                          6,895,918,773     6,361,137,319
-----------------------------------------------------------  ----------------   --------------
  End of period                                               $9,600,690,471    $6,895,918,773
===========================================================  ================   ==============

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $5,279,351,381    $4,682,377,491
-----------------------------------------------------------  ----------------   --------------
  Undistributed net investment income (loss)                        (317,554)        4,034,739
-----------------------------------------------------------  ----------------   --------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                  1,168,419,727       484,238,255
-----------------------------------------------------------  ----------------   --------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   3,153,236,917     1,725,268,288
-----------------------------------------------------------  ----------------   --------------
                                                              $9,600,690,471    $6,895,918,773
===========================================================  ================   ==============

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital primarily by investing in common stocks of seasoned and better-capitalized companies.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
         On October 31, 1999, undistributed net investment income was increased by $41,296,477, undistributed net realized gains decreased by $107,196,477 and paid-in capital increased by $65,900,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has contractually agreed to waive a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $4,288,405. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $281,500 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $5,776,859 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $22,561,363, $10,382,904 and $593,913, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $2,209,013 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $156,642 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
    During the year ended October 31, 1999, the Fund paid legal fees of $20,003 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $102,746 and $61,876, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $164,622 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $10,278,536,302 and $10,386,655,927, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $3,184,683,541
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (14,585,229)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $3,170,098,312
==========================================================
Cost of investments for tax purposes is $6,484,797,166.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   -------------
Beginning of period                                             76,233    $  44,508,416
--------------------                                          ---------   -------------
Written                                                        341,015      393,780,650
--------------------                                          ---------   -------------
Closed                                                        (271,232)    (293,502,772)
--------------------                                          ---------   -------------
Exercised                                                      (46,212)      (3,522,927)
--------------------                                          ---------   -------------
Expired                                                         (7,902)     (24,266,746)
--------------------                                          ---------   -------------
End of period                                                   91,902    $ 116,996,621
====================                                          =========   =============

Open call option contracts written at October 31, 1999 were as follows:

                                                                                       OCTOBER 31,      UNREALIZED
                                        CONTRACT   STRIKE   NUMBER OF     PREMIUMS         1999        APPRECIATION
                ISSUE                    MONTH     PRICE    CONTRACTS     RECEIVED     MARKET VALUE   (DEPRECIATION)
-----------------------------           --------   ------   ---------   ------------   ------------   --------------
America Online, Inc.                     Apr-00     $120     20,000     $ 44,712,107   $51,500,000     $ (6,787,893)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Cisco Systems, Inc.                      Jan-00       70     28,798       22,892,140    24,118,325       (1,226,185)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Compuware Corp.                          Jan-00       30      4,214        1,409,536     1,211,525          198,011
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
EMC Corp.                                Apr-00       70      9,000        8,164,527    11,306,250       (3,141,723)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Intel Corp.                              Apr-00       75      7,200        6,278,190     7,875,000       (1,596,810)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Sanmina Corp.                            Jan-00       85      6,230        5,665,996     7,281,312       (1,615,316)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Sun Microsystems, Inc.                   Apr-00       90      5,609        7,835,511    13,636,881       (5,801,370)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
VERITAS Software Corp.                   Dec-99       95      7,530        6,471,819    13,083,375       (6,611,556)
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
Yahoo! Inc.                              Jan-00      175      3,321       13,566,795     7,368,469        6,198,326
-----------------------------          ---------   ------   ---------   ------------   ------------   --------------
                                                             91,902     $116,996,621   137,381,137      (20,384,516)
=============================          =========   ======   =========   ============   ============   ==============

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                    1999                            1998
                                                        -----------------------------   -----------------------------
                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                        -----------   ---------------   -----------   ---------------
Sold:
  Class A                                                38,697,927   $   994,480,979    62,788,326   $ 1,368,867,407
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class B                                                17,982,789       456,125,945    12,056,594       257,385,548
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class C                                                 3,622,407        92,753,207     1,204,025        25,772,311
----------------------------------------              --------------  ----------------  ------------  ---------------
  Institutional Class                                       826,477        21,885,030       593,328        13,533,791
----------------------------------------              --------------  ----------------  ------------  ---------------
Issued as reinvestment of dividends:
  Class A                                                16,540,521       383,078,048    41,795,514       813,441,370
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class B                                                 2,102,927        47,274,883     3,831,332        73,061,374
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class C                                                    71,213         1,602,275        31,251           600,022
----------------------------------------              --------------  ----------------  ------------  ---------------
  Institutional Class                                       217,868         5,146,039       456,144         9,035,386
----------------------------------------              --------------  ----------------  ------------  ---------------
Reacquired:
  Class A                                               (50,133,647)   (1,282,020,107)  (79,734,776)   (1,740,229,701)
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class B                                                (6,174,366)     (155,447,302)   (4,228,997)      (89,772,805)
----------------------------------------              --------------  ----------------  ------------  ---------------
  Class C                                                  (926,007)      (23,418,060)     (246,074)       (5,178,145)
----------------------------------------              --------------  ----------------  ------------  ---------------
  Institutional Class                                      (391,478)      (10,387,047)     (458,838)      (10,266,383)
----------------------------------------              --------------  ----------------  ------------  ---------------
                                                         22,436,631   $   531,073,890    38,087,829   $   716,250,175
========================================              ==============  ================  ============  ===============

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1999, for a share of Class B capital stock outstanding during each of the years in the four-year period ended October 31, 1999 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during each of years in the two year period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                 1999          1998          1997          1996          1995
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    21.72    $    22.72    $    20.19    $    20.33    $    17.82
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                                     (0.10)         0.02          0.01          0.06            --
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
  Net gains on securities (both realized and unrealized)            8.16          2.38          4.82          2.51          4.36
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
    Total from investment operations                                8.06          2.40          4.83          2.57          4.36
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income                             (0.01)           --         (0.06)           --         (0.07)
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
  Distributions from net realized gains                            (1.46)        (3.40)        (2.24)        (2.71)        (1.78)
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
    Total distributions                                            (1.47)        (3.40)        (2.30)        (2.71)        (1.85)
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                                $    28.31    $    21.72    $    22.72    $    20.19    $    20.33
============================================================  ==========    ==========    ==========    ==========    ==========
Total return(a)                                                    38.62%        12.34%        26.83%        14.81%        28.20%
============================================================  ==========    ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,089,739    $6,094,178    $5,810,582    $4,977,493    $4,564,730
============================================================  ==========    ==========    ==========    ==========    ==========
Ratio of expenses to average net assets(b)                          1.03%(c)       1.04%        1.07%         1.12%         1.17%
============================================================  ==========    ==========    ==========    ==========    ==========
Ratio of net investment income (loss) to average net
  assets(d)                                                        (0.38)%(c)       0.07%       0.07%         0.33%        (0.02)%
============================================================  ==========    ==========    ==========    ==========    ==========
Portfolio turnover rate                                              124%          125%          128%          159%          139%
============================================================  ==========    ==========    ==========    ==========    ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.08%, 1.09%, 1.11%, 1.15% and 1.19% for 1999-1995.
(c) Ratios are based on average net assets of $7,520,454,321.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.43)%, 0.02%, 0.03%, 0.30%, and (0.04)% for 1999-1995.

                                                               CLASS B                                        CLASS C
                                      ---------------------------------------------------------    ------------------------------
                                         1999         1998        1997        1996       1995        1999       1998       1997
                                      ----------    --------    --------    --------    -------    --------    -------    -------
Net asset value, beginning of period  $    21.12     $  22.34    $  19.98    $  20.28    $ 18.56    $  21.14    $ 22.34    $ 22.83
------------------------------------  ----------     --------    --------    --------    -------    --------    -------    -------
Income from investment operations:
  Net investment income (loss)             (0.30)(a)    (0.15)(a)   (0.15)(a)   (0.05)(a)  (0.03)    (0.30)(a)  (0.15)(a)  (0.04)(a)
------------------------------------  ----------     --------    --------    --------    -------    --------    -------    -------
  Net gains (losses) on securities
    (both realized and unrealized)          7.93         2.33        4.75        2.46       1.75        7.92       2.35      (0.45)
------------------------------------  ----------     --------    --------    --------    -------    --------    -------    -------
    Total from investment operations        7.63         2.18        4.60        2.41       1.72        7.62       2.20      (0.49)
------------------------------------  ----------     --------    --------    --------    -------    --------    -------    -------
Distributions from net realized
  gains                                    (1.46)       (3.40)      (2.24)      (2.71)        --       (1.46)     (3.40)        --
------------------------------------  ----------     --------    --------    --------    -------    --------    -------    -------
Net asset value, end of period        $    27.29     $  21.12    $  22.34    $  19.98    $ 20.28    $  27.30    $ 21.14    $ 22.34
====================================  ==========     ========    ========    ========    =======    ========    =======    =======
Total return(b)                            37.59%       11.45%      25.78%      13.95%      9.27%      37.50%     11.54%     (2.15)%
====================================  ==========     ========    ========    ========    =======    ========    =======    =======
Ratios/supplemental data:
Net assets, end of period (000's
  omitted)                            $1,291,456     $705,750    $486,105    $267,459    $42,238    $105,420    $23,107    $ 2,326
====================================  ==========     ========    ========    ========    =======    ========    =======    =======
Ratio of expenses to average net
  assets(c)                                 1.82%(d)     1.83%       1.87%       1.95%      1.91%(e)    1.82%(d)   1.83%    1.84%(e)
====================================  ==========     ========    ========    ========    =======    ========    =======    =======
Ratio of net investment income
  (loss) to average net assets(f)          (1.17)%(d)   (0.72)%     (0.73)%     (0.50)%   (0.76)%(e)  (1.17)%(d) (0.72)%  (0.70)%(e)
====================================  ==========     ========    ========    ========    =======    ========    =======    =======
Portfolio turnover rate                      124%         125%        128%        159%       139%        124%       125%       128%
====================================  ==========     ========    ========    ========    =======    ========    =======    =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.87%, 1.87%, 1.91%, 1.98% and 1.94% (annualized) for 1999-1995 for Class B and 1.87%, 1.87%, 1.88% (annualized) for 1999-1997 for Class C.
(d) Ratios are based on average net assets of $1,038,290,381 and $59,391,348 for Class B and Class C, respectively.
(e)  Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.22)%, (0.76)%, (0.77)%, (0.53)% and (0.79)%
     (annualized) for 1999-1995 for Class B and (1.22)%, (0.76)%, (0.74)%
     (annualized) for 1999-1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                            We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                            In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                                     OFFICERS                               OFFICE OF THE FUND
Charles T. Bauer                                       Charles T. Bauer                       11 Greenway Plaza
Chairman                                               Chairman                               Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                       Robert H. Graham
Bruce L. Crockett                                      President                              INVESTMENT ADVISOR
Director
ACE Limited;                                           Carol F. Relihan                       A I M Advisors, Inc.
Formerly Director, President, and                      Senior Vice President and Secretary    11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                     Gary T. Crum                           Houston, TX 77046
                                                       Senior Vice President
Owen Daly II                                                                                  SUB-ADVISOR
Director                                               Edgar M. Larsen
Cortland Trust Inc.                                    Senior Vice President                  A I M Capital Management, Inc.
                                                                                              11 Greenway Plaza
Edward K. Dunn Jr.                                     Dana R. Sutton                         Suite 100
Chairman, Mercantile Mortgage Corp.;                   Vice President and Treasurer           Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and               Melville B. Cox                        TRANSFER AGENT
President, Mercantile Bankshares                       Vice President
                                                                                              A I M Fund Services, Inc.
Jack Fields                                            Mary J. Benson                         P.O. Box 4739
Chief Executive Officer                                Assistant Vice President and           Houston, TX 77210-4739
Texana Global, Inc.;                                   Assistant Treasurer
Formerly Member                                                                               CUSTODIAN
of the U.S. House of Representatives                   Sheri Morris
                                                       Assistant Vice President and           State Street Bank and Trust Company
Carl Frischling                                        Assistant Treasurer                    225 Franklin Street
Partner                                                                                       Boston, MA 02110
Kramer, Levin, Naftalis & Frankel LLP                  Renee A. Friedli
                                                       Assistant Secretary                    COUNSEL TO THE FUND
Robert H. Graham
President and Chief Executive Officer                  P. Michelle Grace                      Ballard Spahr
A I M Management Group Inc.                            Assistant Secretary                    Andrews & Ingersoll, LLP
                                                                                              1735 Market Street
Prema Mathai-Davis                                     Nancy L. Martin                        Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;           Assistant Secretary
Commissioner, New York City Dept. for the                                                     COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,           Ofelia M. Mayo
Metropolitan Transportation Authority of               Assistant Secretary                    Kramer, Levin, Naftalis & Frankel LLP
New York State                                                                                919 Third Avenue
                                                       Lisa A. Moss                           New York, NY 10022
Lewis F. Pennock                                       Assistant Secretary
Attorney                                                                                      DISTRIBUTOR
                                                       Kathleen J. Pflueger
Louis S. Sklar                                         Assistant Secretary                    A I M Distributors, Inc.
Executive Vice President                                                                      11 Greenway Plaza
Hines Interests                                        Samuel D. Sirko                        Suite 100
Limited Partnership                                    Assistant Secretary                    Houston, TX 77046

                                                       Stephen I. Winer                       AUDITORS
                                                       Assistant Secretary
                                                                                              KPMG LLP
                                                                                              700 Louisiana
                                                                                              Houston, TX 77002


REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Weingarten Fund paid ordinary dividends in the amount of $0.0142 per share to Class A shareholders during its tax year ended October 31, 1999. Of this amount 12.47% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $527,135,325 for Class A, Class B and Class C shares during its tax year ended October 31, 1999.

                      -------------------------------------

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                            PROVIDES CURRENT ACCOUNT

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

THE AIM FAMILY OF FUNDS --Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                                   A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                                provided leadership in the mutual
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                             fund industry since 1976 and
AIM Capital Development Fund                                                                      managed approximately $120
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS                           billion in assets for more than
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund                 6.4 million shareholders,
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                                including individual investors,
AIM Mid Cap Equity Fund                      AIM Developing Markets Fund                          corporate clients and financial
AIM Mid Cap Growth Fund                      AIM Euroland Growth Fund(4)                          institutions, as of September 30,
AIM Mid Cap Opportunities Fund               AIM European Development Fund                        1999.
AIM Select Growth Fund                       AIM International Equity Fund                            The AIM Family of Funds
AIM Small Cap Growth Fund(2)                 AIM Japan Growth Fund                                --Registered Trademark-- is
AIM Small Cap Opportunities Fund(3)          AIM Latin American Growth Fund                       distributed nationwide, and AIM
AIM Value Fund                               AIM New Pacific Growth Fund                          today is the 10th-largest mutual
AIM Weingarten Fund                                                                               fund complex in the United States
                                             GLOBAL GROWTH FUNDS                                  in assets under management,
GROWTH & INCOME FUNDS                        AIM Global Aggressive Growth Fund                    according to Strategic Insight,
AIM Advisor Flex Fund                        AIM Global Growth Fund                               an independent mutual fund
AIM Advisor Large Cap Value Fund                                                                  monitor.
AIM Advisor Real Estate Fund                 GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                            AIM Global Growth & Income Fund
AIM Basic Value Fund                         AIM Global Utilities Fund
AIM Charter Fund
                                             GLOBAL INCOME FUNDS
INCOME FUNDS                                 AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                       AIM Global Government Income Fund
AIM High Yield Fund                          AIM Global Income Fund
AIM High Yield Fund II                       AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund             THEME FUNDS
AIM Limited Maturity Treasury Fund           AIM Global Consumer Products and Services Fund
                                             AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                        AIM Global Health Care Fund
AIM High Income Municipal Fund               AIM Global Infrastructure Fund
AIM Municipal Bond Fund                      AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund               AIM Global Trends Fund(6)

(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65%of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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